UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55131	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Wilshire Boulevard Suite 1720, Los Angeles, California 90010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 598-7113

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; compensatory Arrangements of Certain Officers.

On January 4, 2022, the registrant appointed Lisa Roger, 56, to serve as its Chief Financial Officer effective January 17, 2022. Ms. Roger previously served as the EVP Corporate Controller at FreshRealm, a fresh meals solution provider that partners with retailers, from May 2021 to December 2021. From March 2014 to May 2021, she held various positions with Fox Factory Inc., most recently as the Vice President, Accounting and Tax. Fox Factory Inc. is a designer, manufacturer and marketer of products and systems used primarily on bikes, side-by-sides, off-road vehicles and trucks, ATVs, snowmobiles, specialty vehicles and applications, motorcycles, and commercial trucks. Ms. Roger holds a BA, Economics and Business from University of California, Los Angeles and an MBA from University of California, Los Angeles Anderson Graduate School of Management, and is a Certified Public Accountant in the State of California (inactive status).

Ms. Roger will receive an annual base salary of $275,000 with eligibility to receive bonuses of up to 25% of this amount at the discretion of management, 7,693 shares subject to vesting requirements, and an eight-year stock option to purchase 15,385 shares of common stock at the closing price on January 17, 2022, which is also subject to vesting requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits relating to Item 3.02 shall be deemed to be furnished, and not filed:

99.1	Press Release of Barfresh Food Group Inc. dated January 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: January 6, 2022	/s/ Riccardo Delle Coste
	By:	Riccardo Delle Coste
	Its:	Chief Executive Officer